UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 October 7, 2008

                         CHINA ORGANIC AGRICULTURE, INC.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                                     -------
                 (State or Other Jurisdiction of Incorporation)

       333-129355                                         20-3505071
(Commission File Number)                       (IRS Employer Identification No.)

                  Dalian City, Zhongshan District, Youhao Road
                       Manhattan Building #1, Suite 1511,
                   Dalian City, Liaoning Province, P.R. China
               (Address of Principal Executive Offices) (Zip Code)

                                  310 441-9777
              (Registrant's Telephone Number, Including Area Code)

            Jilin Province Songyuan City ErMaPao Green Rice Limited,
                East Ping Feng Xiang Zheng Fu, Qian Guo District,
                    Songyuan City, Jilin Province, P.R. China
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 7--Regulation FD

Item 7.01. Regulation FD Disclosure.

On October 7, 2008, China Organic Agriculture, Inc. issued a press release announcing preliminary estimates for the third quarter of 2008. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in the aforementioned press releases is being furnished pursuant to Item 7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in the press releases shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended.


Item 9.01. Exhibits.

Exhibit 99.1. Press Release: "China Organic Provides Preliminary Earnings
                              Estimate for Third Quarter 2008"

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2008                       China Organic Agriculture, Inc.


                                            Name:  /s/ Jinsong Li
                                                   -----------------------------
                                                   Jinsong Li
                                            Title: Chief Executive Officer